DELAWARE(SM)
INVESTMENTS
------------

Delaware Tax-Free New Jersey Fund

Tax-Exempt Income

(GRAPHIC OMITTED)

2001 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   14

  Report of Independent
  Auditors                                                     17

A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

April 9, 2001

Recap of Events -- During the fiscal year ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the year progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the year ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH DID NOT WEAKEN IN THE FALL OF 2000."

Total Return

For the period ended February 28, 2001                        One Year
--------------------------------------------------------------------------------
Delaware Tax-Free New Jersey Fund - Class A Shares            +16.25%

Lipper New Jersey Municipal Debt Funds Average (61 funds)     +11.81%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                          +12.34%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on page 6. The Lipper category represents the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free New Jersey Fund returned +16.25% (Class A shares at net asset value with distributions reinvested) during the year ended February 28, 2001. Performance surpassed that of the Lipper New Jersey Municipal Debt Funds Average, which rose 11.81% for the same period. The Fund also beat its benchmark, the Lehman Brothers Municipal Bond Index, which rose 12.34%.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of the anticipated weakening of revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut will have a minimal impact on the municipal market, and will be slow in evolving. We believe the approval process for a tax bill is likely to be drawn out, and that any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board may try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be an important investment vehicle which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.            /s/ David K. Downes
------------------------------------    --------------------------------------
Charles E. Haldeman, Jr.                David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

April 9, 2001

The Fund's Results
The fiscal year ended February 28, 2001, did not begin very favorably in the municipal markets. However, the slowing economy and eventually declining interest rates contributed to a shift in investor sentiment as the year progressed.

Municipal bond markets performed strongly during the period, as the U.S. economy showed signs that it was slowing significantly faster than many investors had previously anticipated. During the fourth quarter of 2000, as the economy slowed, fundamental credit deterioration became evident in the corporate sector. However, municipal credit quality remained at very high levels, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

By the end of the fiscal year, money was flowing back into tax-free mutual funds at a significant pace as investors displayed heightened concerns about the stock market and the corporate bond market (Source: AMG Data Services). The supply of tax-free issues had also rebounded considerably as municipalities and other issuers rushed to take advantage of lower borrowing costs (Source: Thomson Municipals Group). In addition, refinancings and new issuance were rising.

Portfolio Highlights
Throughout the year, we remained concerned about potential changes in the laws that govern Medicaid and Medicare, variables which could affect our markets. As a result, we have limited our exposure to hospitals and healthcare related issues. Over the past three years, 75% of the credit downgrades made by Standard & Poor's have been in either healthcare or housing. We hold significantly fewer bonds in both sectors than do many of our peers.

We have also avoided issues insured by American Capital Access, a domestic financial guaranty company offering an A rating to debt issuers. As an insurer, American Capital Access has faced financial difficulties and was placed on "credit watch" by the major rating agencies.

Instead, we have focused our primary investments on college and university bonds, tax allocation bonds, and other infrastructure projects. We have long perceived water and sewer as attractive sectors because they involve indispensable public services. When structured properly, we believe these issues can be among the strongest credits in the municipal markets.

We are also beginning to consider additional investments in selected lower credit issues. With credit a concern in the municipal markets, the difference -- or spread -- between the yields of lower-rated and higher-rated issues has reached its widest level in eight years (Source: Bloomberg). We think that investing in some carefully chosen lower-rated bonds can enhance the yield of the Fund without subjecting it to excessive risk.

As always, we closely monitored the Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

For the year ended February 28, 2001, the Fund returned +16.25% (Class A shares at net asset value with distributions reinvested), exceeding the yield from the comparable Lipper peer group.

As rates rose early in the fiscal year, we took the opportunity to add some premium (higher coupon) issues into the Fund, thus increasing the Fund's interest cash flow. Subsequently, the Fund's average coupon climbed and its duration fell, with both parameters coming more in line with the other funds in the Lipper New Jersey Municipal Debt Funds Average.

During the year, the New Jersey state legislature authorized the issuance of up to $8.6 billion in tax-free bonds for construction within local school districts. A portion of the state's tobacco settlement dollars is among the funding sources identified to cover part of this increased debt service (Source:
Standard & Poor's).

Outlook
We think that the state of the municipal market appears solid early in 2001. In the currently slowing economic environment, tax-free issues should continue to perform quite well, both in absolute terms and relative to other types of securities.

The Federal Reserve has been quick to respond to the economic sluggishness thus far, and we believe they are likely to continue on a course of lowering short-term interest rates. Investors have continued to shun the equity markets, which are encountering ongoing profit warnings and lower earnings expectations. Taxable corporate bonds face similar pressures with regard to credit risk. We think that as investors seek high credit quality, more of them will turn to the municipal markets as an attractive alternative. By historical standards, municipals currently appear cheap to comparable U.S. Treasury securities, offering more attractive yields.

While some analysts believe that the healthcare sector has bottomed-out with regard to credit, we are not ready to jump back into the sector. The devastating credit crunch in the Medicaid/Medicare sector remains fresh on our minds along with uncertainties yet to be resolved. However, we feel that many discounted, lower-credit issues are primed to benefit in the current declining interest rate environment. We will continue to closely examine some lower credits in an effort to enhance the overall yield of our tax-free portfolios.

In our opinion, a continued decline in interest rates should increase the relative demand for municipal bond mutual funds versus the purchase of individual bonds. The lesser interest-rate sensitivity of municipal bond mutual funds makes their relative yields higher, as their prices rally less in response to declining interest rates.

We believe that the role that municipal bonds play for investors is likely to remain unchanged. The President's proposed tax cut, for instance, would be phased in over several years and we think it is unlikely to have any dramatic impact on the municipal bond market. As always, we believe that the tax-free markets may offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.


Portfolio Characteristics
As of February 28, 2001
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.44%
--------------------------------------------------------------------------------
Average Duration**                                         8.15 years
--------------------------------------------------------------------------------
Average Effective
   Maturity***                                            11.74 years
--------------------------------------------------------------------------------
Average Credit Quality                                             AA
--------------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield for Class B and C shares was
   +3.86%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

30 Year AAA-Rated Municipal Bond

Tax-Equivalent Yields
As of February 28, 2001

                                                       As of February 28, 2001,
Income       Tax Equivalent                            the yield on 30-year
Tax Bracket  Yield                                     AAA-rated municipal
-----------  --------------                            bonds was 5.29%
15%          6.22%                                     (Source: Bloomberg). The
28%          7.35%                                     chart shows what the
31%          7.67%                                     equivalent yield would be
36%          8.27%                                     on a taxable investment
39.6%        8.76%                                     for investors in each
                                                       tax bracket.*

Tax-Equivalent Yield  15%   28%   31%   36%    39.6%

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

(Source: Bloomberg)

FUND BASICS
-----------

As of February 28, 2001

Fund Objective

The Fund seeks as high a level of
current income exempt from federal
income tax and from New Jersey
state and local taxes as is
consistent with preservation of
capital.

Total Fund Net Assets
$5.16 million

Number of Holdings
40

Fund Start Date
September 2, 1997

Your Fund Managers
Mitchell L. Conery received a
bachelor's degree from Boston
University and an MBA in Finance
from the State University of New
York at Albany. Prior to joining
Delaware Investments in 1997, he
served as a municipal bond
Investment Officer with the
Travelers Group. Before that, he
held positions at CS First Boston
Corporation, MBIA Corporation,
Thomson McKinnon Securities, Ovest
Financial Services, and Merrill
Lynch.

Patrick P. Coyne received a
bachelor's degree from Harvard
University and an MBA in Finance
from the University of
Pennsylvania's Wharton School. He
began his career with Kidder,
Peabody & Co., where he managed the
firm's trading desk for four years.
He joined Delaware Investments'
fixed-income department in 1989.

Nasdaq Symbols
Class A     DPJAX
Class B     DPJBX
Class C     DPJCX

DELAWARE TAX-FREE NEW JERSEY FUND PERFORMANCE
---------------------------------------------

Growth of a $10,000 Investment
September 2, 1997 (Fund inception) through February 28, 2001

                  Delaware Tax-Free                  Lehman Brothers
                   New Jersey Fund                Municipal Bond Index
Sep-97               $ 9,620                            $10,000
Feb-98               $10,013                            $10,380
Aug-98               $10,414                            $10,737
Feb-99               $10,607                            $11,018
Aug-99               $10,054                            $10,796
Feb-00               $ 9,790                            $10,789
Aug-00               $10,673                            $11,522
Feb-01               $11,382                            $12,121


Lehman Brothers Municipal Bond Index
Delaware Tax-Free New Jersey Fund - Class A Shares

$12,121
$11,382

Sept    Feb    Aug    Feb    Aug    Feb    Aug    Feb
'97     '98    '98    '99    '99    '00    '00    '01

Chart assumes $10,000 invested on September 2, 1997 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged composite that measures the performance of municipal bonds with a variety of quality ratings from many states. You cannot invest directly in an index, which is a hypothetical portfolio. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through February 28, 2001                                Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/2/97)
   Excluding Sales Charge                                 +5.42%     +16.25%
   Including Sales Charge                                 +4.29%     +11.83%
--------------------------------------------------------------------------------
Class B (Est. 9/2/97)
   Excluding Sales Charge                                 +4.49%     +15.40%
   Including Sales Charge                                 +3.72%     +11.40%
--------------------------------------------------------------------------------
Class C (Est. 9/2/97)
   Excluding Sales Charge                                 +4.36%     +15.40%
   Including Sales Charge                                 +4.36%     +14.40%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New Jersey Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statement of Net Assets

DELAWARE TAX-FREE NEW JERSEY FUND
---------------------------------
                                                         Principal     Market
February 28, 2001                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 95.91%
Airport Revenue Bonds - 4.83%
New Jersey Economic Development
   Authority Special Facilities Revenue
   (Continental Airlines)
   5.50% 4/1/28 (AMT) ................................. $  50,000 $    41,973
   6.625% 9/15/12 (AMT) ...............................   200,000     206,844
                                                                  -----------
                                                                      248,817
                                                                  -----------
Continuing Care/Retirement Revenue Bonds - 0.81%
New Jersey Economic Development
   Authority Revenue Refunding First
   Mortgage (The Evergreens)
   6.00% 10/1/22 ......................................    50,000      41,989
                                                                  -----------
                                                                       41,989
                                                                  -----------
Higher Education Revenue Bonds - 22.45%
Higher Education Student Assistance
   Authority Student Loan Revenue
   Series A 6.10% 6/1/16 (MBIA) .......................   100,000     107,819
New Jersey State Educational
   Facilities Authority
   (Beth Medrash Govoha)
   6.375% 7/1/20 ......................................   300,000     305,652
   (Bloomfield College) Series A
   6.85% 7/1/30 .......................................   300,000     311,082
   (Drew University) Series C
   5.00% 7/1/17 (MBIA) ................................    65,000      65,326
   (Georgian Court College) Series B
   5.20% 7/1/15 .......................................   200,000     196,556
   (Montclair State University) Series F
   5.40% 7/1/25 (AMBAC) ...............................    30,000      30,498
   (Princeton Theological Seminary) Series A
   5.00% 7/1/22 .......................................    20,000      19,830
   (Richard Stockton College) Series C
   5.10% 7/1/23 (AMBAC) ...............................    70,000      70,016
   (University of Medicine and Dentistry)
   5.25% 12/1/21 (AMBAC) ..............................    50,000      50,492
                                                                  -----------
                                                                    1,157,271
                                                                  -----------
Hospital Revenue Bonds - 4.79%
New Jersey Health Care Facilities
   Financing Authority
   (AHS Hospital) Series A
   5.00% 7/1/27 (AMBAC) ...............................   150,000     147,041
   (JFK Medical Center/Hartwyck)
   5.00% 7/1/18 (MBIA) ................................   100,000     100,030
                                                                  -----------
                                                                      247,071
                                                                  -----------
Housing Revenue Bonds - 4.99%
Middlesex County Improvement Authority
   Revenue (Senior Citizens Housing)
   5.50% 9/1/20 (AMBAC) ...............................   200,000     206,500

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
New Jersey State Housing and Mortgage
   Finance Agency Series A
   5.65% 5/1/40 (AMT) (AMBAC) (FHA) ...................  $ 50,000    $ 50,787
                                                                     --------
                                                                      257,287
                                                                     --------
Parking Revenue Bonds - 2.71%
Essex County Improvement
   Authority Parking Facility Series B
   5.25% 10/1/27 (MBIA) ...............................    40,000      40,442
New Brunswick Parking Authority Revenue
   5.00% 1/1/20 (FGIC) ................................   100,000      99,330
                                                                     --------
                                                                      139,772
                                                                     --------
Pollution Control Revenue Bonds - 8.34%
Salem County Industrial Revolution
   Control Financing Authority Revenue
   6.55% 10/1/29 (MBIA) ...............................   400,000     429,720
                                                                     --------
                                                                      429,720
                                                                     --------
Ports & Harbors Revenue Bonds - 2.96%
Delaware River and Bay Authority
   5.25% 1/1/26 (FGIC) ................................    50,000      50,411
Port Authority of New York and New Jersey
   Consolidated 109th Series
   5.375% 7/15/22 (FGIC) ..............................   100,000     102,249
                                                                     --------
                                                                      152,660
                                                                     --------
School District General Obligation Bonds - 10.30%
Freehold Township Board of Education
   5.00% 1/15/19 (FGIC) ...............................    25,000      25,005
   5.40% 7/15/23 (FSA) ................................    50,000      50,862
Middletown Township Board of Education
   5.00% 8/1/15 (FSA) .................................   200,000     203,984
Newark Schools
   5.30% 9/1/15 (MBIA) ................................    50,000      51,409
Sparta Township School District
   5.00% 9/1/20 (MBIA) ................................   200,000     199,876
                                                                     --------
                                                                      531,136
                                                                     --------
Territorial General Obligation Bonds - 1.00%
Puerto Rico Commonwealth
   5.375% 7/1/21 (MBIA) ...............................    50,000      51,555
                                                                     --------
                                                                       51,555
                                                                     --------
Territorial Revenue Bonds - 6.92%
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway Improvements)
   Series Y 5.50% 7/1/26 ..............................   250,000     255,350
Puerto Rico Electric Power Authority Revenue
   Series X 5.50% 7/1/25 ..............................   100,000     101,203
                                                                     --------
                                                                      356,553
                                                                     --------

                                                         Principal     Market
Delaware Tax-Free New Jersey Fund                         Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Water & Sewer Revenue Bonds - 12.54%
 Jersey City Municipal Utilities
   Authority Sewer Revenue
   5.25% 12/1/13 (FSA) ................................  $100,000   $ 106,762
 Mount Holly Municipal Utilities
   Authority Sewer Revenue
  *4.75% 12/1/18-08 (MBIA) ............................    85,000      88,952
   4.75% 12/1/18 (MBIA) ...............................    55,000      53,630
 New Jersey Economic Development Water
   (United Water) 5.00% 11/1/28
   (AMT) (AMBAC) ......................................   300,000     288,927
*Stafford Municipal Utilities Authority
   Water and Sewer Revenue
   5.00% 12/1/22-08 (FGIC) ............................    60,000      59,485
 Wanaque Borough Sewer Authority Revenue
   5.25% 12/1/21 ......................................    50,000      48,550
                                                                   ----------
                                                                      646,306
                                                                   ----------
 Other General Obligation Bonds - 3.02%
 Evesham Township Series A
   5.00% 9/15/17 (FGIC) ...............................    50,000      50,262
 Lafayette Yard Community Development
 Hotel/Conference Center - Trenton
   5.625% 4/1/21 (MBIA) ...............................   100,000     105,509
                                                                   ----------
                                                                      155,771
                                                                   ----------
 Other Revenue Bonds - 10.25%
   Carteret Board of Education
   4.75% 4/15/19 (MBIA) ...............................   300,000     290,589
 Middlesex County Improvement
   Authority Revenue 4.70% 9/15/18 ....................    85,000      82,302
 Monmouth County Improvement
   Authority Revenue
   5.45% 12/01/20 (AMBAC) .............................   150,000     155,373
                                                                   ----------
                                                                      528,264
                                                                   ----------
 Total Municipal Bonds (cost $4,873,011) ..............             4,944,172
                                                                   ----------
 Total Market Value of Securities - 95.91%
   (cost $4,873,011) ..................................             4,944,172
 Receivables and Other Assets
   Net of Liabilities - 4.09% .........................               210,996
                                                                   ----------
 Net Assets Applicable to 919,954 Shares
   Outstanding - 100.00% ..............................            $5,155,168
                                                                   ==========

--------------------------------------------------------------------------------
 Net Asset Value - Delaware Tax-Free New Jersey
   Fund Class A
   ($2,154,576 / 384,498 Shares) ......................                 $5.60
                                                                        -----
 Net Asset Value - Delaware Tax-Free New Jersey
   Fund Class B
   ($2,727,884 / 486,790 Shares) ......................                 $5.60
                                                                        -----
 Net Asset Value - Delaware Tax-Free New Jersey
   Fund Class C
   ($272,708 / 48,666 Shares) .........................                 $5.60
                                                                        -----

 --------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
 AMT - Subject to Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
 FHA - Insured by the Federal Housing Authority
 FSA - Insured by Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

 Components of Net Assets at February 28, 2001:
 Shares of beneficial interest
  (unlimited authorization - no par) ..................            $5,207,380
 Accumulated net realized loss
  on investments ......................................              (123,373)
 Net unrealized appreciation of investments ...........                71,161
                                                                   ----------
 Total net assets .....................................            $5,155,168
                                                                   ==========

 Net Asset Value and Offering Price per Share -
  Delaware Tax-Free New Jersey Fund
 Net asset value Class A (A) ..........................                 $5.60
 Sales charge (3.75% of offering price, or 3.93%
  of amount invested per share) (B) ...................                  0.22
                                                                        -----
 Offering price .......................................                 $5.82
                                                                        =====
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
8

Statement of Operations

Year Ended February 28, 2001                                   Delaware Tax-Free New Jersey Fund
------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................................                   $230,177

Expenses:
Distribution expenses ...............................................  27,886
Management fees .....................................................  23,272
Dividend disbursing and transfer agent fees and expenses ............   4,824
Trustees' fees ......................................................   3,343
Accounting and administration expenses ..............................   1,741
Registration fees ...................................................     600
Reports and statements to shareholders ..............................     600
Professional fees ...................................................     450
Custodian fees ......................................................     208
Taxes (other than taxes on income) ..................................       7
Other ...............................................................     929
                                                                      -------
                                                                       63,860
Less expenses absorbed or waived .................................... (25,185)
Less expenses paid indirectly .......................................    (227)
                                                                      -------
Total expenses ......................................................                     38,448
                                                                                        --------

Net Investment Income ...............................................                    191,729
                                                                                        --------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ....................................                    (86,777)
Net change in unrealized appreciation/depreciation of investments ...                    505,236
                                                                                        --------

Net Realized and Unrealized Gain on Investments .....................                    418,459
                                                                                        --------

Net Increase in Net Assets Resulting from Operations ................                   $610,188
                                                                                        ========

                             See accompanying notes

Statements of Changes in Net Assets

                                                               Delaware Tax-Free New Jersey Fund
------------------------------------------------------------------------------------------------
                                                                                Year Ended
                                                                         2/28/01         2/29/00
Increase (Decrease) in Net Assets from Operations:
Net investment income ............................................... $  191,729      $  175,007
Net realized loss on investments ....................................    (86,777)        (36,596)
Net change in unrealized appreciation/depreciation of investments ...    505,236        (481,895)
                                                                      --------------------------
Net increase (decrease) in net assets resulting from operations .....    610,188        (343,484)
                                                                      --------------------------
Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ..........................................................    (94,578)        (89,272)
   Class B ..........................................................    (87,822)        (79,304)
   Class C ..........................................................     (9,329)         (6,431)
                                                                      --------------------------
                                                                        (191,729)       (175,007)
                                                                      --------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ..........................................................    392,696         335,525
   Class B ..........................................................    868,149       1,309,229
   Class C ..........................................................    142,464          83,583

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A ..........................................................     77,295          72,704
   Class B ..........................................................     51,541          60,517
   Class C ..........................................................      6,342           3,871
                                                                      --------------------------
                                                                       1,538,487       1,865,429
                                                                      --------------------------
Cost of shares repurchased:
   Class A ..........................................................   (256,698)       (467,080)
   Class B ..........................................................   (428,060)       (763,068)
   Class C ..........................................................    (58,876)        (77,836)
                                                                      --------------------------
                                                                        (743,634)     (1,307,984)
                                                                      --------------------------
Increase in net assets derived from capital share transactions ......    794,853         557,445
                                                                      --------------------------
Net Increase in Net Assets ..........................................  1,213,312          38,954

Net Assets:
Beginning of period .................................................  3,941,856       3,902,902
                                                                      --------------------------
End of period                                                         $5,155,168      $3,941,856
                                                                      ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free New Jersey Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                          9/2/97(1)
                                                                               Year Ended                                     to
                                                              2/28/01            2/29/00             2/28/99               2/28/98
Net asset value, beginning of period ........................  $5.060             $5.750              $5.700                $5.500

Income (loss) from investment operations:
  Net investment income .....................................   0.263              0.255               0.256                 0.115
  Net realized and unrealized gain (loss)
    on investments ..........................................   0.540             (0.690)              0.075                 0.200
                                                               -------------------------------------------------------------------
  Total from investment operations ..........................   0.803             (0.435)              0.331                 0.315
                                                               -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income .....................................  (0.263)            (0.255)             (0.256)               (0.115)
  Net realized gain on investments ..........................      --                 --              (0.025)                   --
                                                               -------------------------------------------------------------------
  Total dividends and distributions .........................  (0.263)            (0.255)             (0.281)               (0.115)
                                                               -------------------------------------------------------------------

Net asset value, end of period ..............................  $5.600             $5.060              $5.750                $5.700
                                                               ===================================================================

Total return(2) .............................................  16.25%             (7.68%)              5.93%                 5.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $2,155             $1,750              $2,052                $1,141
  Ratio of expenses to average net assets(3) ................   0.50%              0.50%               0.50%                 0.88%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.09%              1.45%               1.75%                 1.93%
  Ratio of net investment income to average
    net assets ..............................................   4.93%              4.74%               4.42%                 4.23%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ............................   4.34%              3.79%               3.17%                 3.18%
  Portfolio turnover ........................................     26%                14%                  0%                   47%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) The ratio for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.64% for Class A.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free New Jersey Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                                                          9/2/97(1)
                                                                               Year Ended                                     to
                                                              2/28/01            2/29/00               2/28/99             2/28/98

Net asset value, beginning of period ........................  $5.060            $5.750                $5.700               $5.500

Income (loss) from investment operations:
  Net investment income .....................................   0.224             0.214                 0.213                0.069
  Net realized and unrealized gain (loss)
    on investments ..........................................   0.540            (0.690)                0.075                0.200
                                                               -------------------------------------------------------------------
  Total from investment operations ..........................   0.764            (0.476)                0.288                0.269
                                                               -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income .....................................  (0.224)           (0.214)               (0.213)              (0.069)
  Net realized gain on investments ..........................      --                --                (0.025)                  --
                                                               -------------------------------------------------------------------
  Total dividends and distributions .........................  (0.224)           (0.214)               (0.238)              (0.069)
                                                               -------------------------------------------------------------------

Net asset value, end of period ..............................  $5.600            $5.060                $5.750               $5.700
                                                               ===================================================================

Total return(2) .............................................  15.40%            (8.38%)                5.14%                4.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $2,728            $2,032                $1,680                 $146
  Ratio of expenses to average net assets(3) ................   1.25%             1.25%                 1.25%                1.56%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.84%             2.20%                 2.50%                2.61%
  Ratio of net investment income to average
    net assets ..............................................   4.18%             3.99%                 3.67%                3.63%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ............................   3.59%             3.04%                 2.42%                2.58%
  Portfolio turnover ........................................     26%               14%                    0%                  47%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) The ratio for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.39% for Class B.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                      Delaware Tax-Free New Jersey Fund Class C(1)
------------------------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                               2/28/01         2/29/00           2/28/99
Net asset value, beginning of period ........................  $5.060           $5.750            $5.700

Income (loss) from investment operations:
  Net investment income .....................................   0.224            0.214             0.213
  Net realized and unrealized gain (loss) on investments ....   0.540           (0.690)            0.075
                                                               -----------------------------------------
  Total from investment operations ..........................   0.764           (0.476)            0.288
                                                               -----------------------------------------

Less dividends and distributions from:
  Net investment income .....................................  (0.224)          (0.214)           (0.213)
  Net realized gain on investments ..........................      --               --            (0.025)
                                                               -----------------------------------------
  Total dividends and distributions .........................  (0.224)          (0.214)           (0.238)
                                                               -----------------------------------------

Net asset value, end of period ..............................  $5.600           $5.060            $5.750
                                                               =========================================

Total return(2) .............................................  15.40%           (8.37%)            5.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................    $273             $160              $171
  Ratio of expenses to average net assets(3) ................   1.25%            1.25%             1.25%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.84%            2.20%             2.50%
  Ratio of net investment income to average
    net assets ..............................................   4.18%            3.99%             3.67%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ............................   3.59%            3.04%             2.43%
  Portfolio turnover ........................................     26%              14%                0%

--------------
(1) Shares of the Delaware Tax-Fee New Jersey Fund Class C were initially offered on September 2, 1997. On October 20, 1997, the Class C sold shares which were subsequently repurchased on January 14, 1998, leaving a balance of 1 share as of February 28, 1998, which is the initial seed purchase. Shareholder data for this class as of February 28, 1998, is not disclosed because management does not believe it to be meaningful.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) The ratio for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.39% for Class C.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Pennsylvania Fund and Delaware Tax-Free New Jersey Fund. These financial statements and related notes pertain to Delaware Tax-Free New Jersey Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of The Delaware Tax-Free New Jersey Fund is to seek as high a level of current income exempt from federal income tax and New Jersey state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $98 for the year ended February 28, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended February 28, 2001 were approximately $129. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.25% of average daily net assets through October 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee up to 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of Class A shares' average daily net assets.

For the year ended February 28, 2001, DDLP earned $718 for commissions on sales of the Fund's Class A shares. At February 28, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ..................    $--
Dividend disbursing, transfer agent fees,
   accounting and other expenses
   payable to DSC .........................................    605
Other expenses payable to DMC and affiliates ..............  3,432

Certain officers of DMC, DSC, and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended February 28, 2001, the Fund made purchases of $1,817,050 and sales of $1,087,858 of investment securities other than U.S. government securities and short-term investments.

At February 28, 2001, the cost of investments for federal income tax purposes was $4,873,011. At February 28, 2001, net unrealized appreciation was $71,161, of which $100,044 related to unrealized appreciation of investments and $28,883 related to unrealized depreciation of investments.

For federal income tax purposes, the Funds had accumulated capital losses as of February 28, 2001, of $119,452 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $30,262 in 2008 and $89,190 in 2009.

4. Capital Shares
Transactions in capital shares were as follows:
                                                                 Year Ended
                                                            2/28/01     2/29/00
Shares sold:
  Class A ..............................................     73,229      63,332
  Class B ..............................................    157,303     243,724
  Class C ..............................................     26,951      15,199

Shares issued upon reinvestment of dividends and
  distributions:
  Class A ..............................................     14,488      13,639
  Class B ..............................................      9,670      11,394
  Class C ..............................................      1,184         731
                                                           --------    --------
                                                            282,825     348,019
                                                           --------    --------
Shares repurchased:
  Class A ..............................................    (48,840)    (87,904)
  Class B ..............................................    (81,539)   (145,718)
  Class C ..............................................    (11,110)    (14,021)
                                                           --------    --------
                                                           (141,489)   (247,643)
                                                           --------    --------
Net increase ...........................................    141,336     100,376
                                                           ========    ========

--------------------------------------------------------------------------------
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at February 28, 2001, or at any time during the fiscal year.

6. Market and Credit Risk
The Fund concentrates its investments in securities issued by New Jersey municipalities. The value of these investments may be adversely affected by new legislation within New Jersey, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax adviser for proper treatment of this information. For the fiscal year ended February 28, 2001, the Fund designates distributions paid during the year as follows:

     (A)                    (B)
  Long-Term              Ordinary              (C)                (D)
Capital Gains             Income            Tax-Exempt           Total
Distributions          Distributions      Distributions      Distributions
(Tax Basis)             (Tax Basis)        (Tax Basis)        (Tax Basis)
---------------------------------------------------------------------------
    0%                      0%                100%               100%

-----------------
Items (A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust-- Delaware Tax-Free New Jersey Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free New Jersey Fund (the "Fund") as of February 28, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free New Jersey Fund at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young
                                             ---------------------
                                               Ernst & Young LLP


Philadelphia, Pennsylvania
April 2, 2001

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free New Jersey Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free New Jersey Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                           Thomas F. Madison                          Investment Manager
                                            President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                         Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                   International Affiliate
Philadelphia, PA                            Janet L. Yeomans                           Delaware International Advisers Ltd.
                                            Vice President and Treasurer               London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                         AFFILIATED OFFICERS                        Philadelphia, PA

David K. Downes                             William E. Dodge                           Shareholder Servicing, Dividend
President and Chief Executive Officer       Executive Vice President and               Disbursing and Transfer Agent
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Delaware Service Company, Inc.
Philadelphia, PA                            Delaware Investments Family of Funds       Philadelphia, PA
                                            Philadelphia, PA
John H. Durham                                                                         2005 Market Street
Private Investor                            Jude T. Driscoll                           Philadelphia, PA 19103-7057
Horsham, PA                                 Executive Vice President and
                                            Head of Fixed Income
John A. Fry                                 Delaware Investments Family of Funds
Executive Vice President                    Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                            Richard J. Flannery
                                            President and Chief Executive Officer
Anthony D. Knerr                            Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates      Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4453)                                                       Printed in the USA
AR-173 [2/01] BUR 4/01                                                    J6957